UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

SHARPLINK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41962	87-4752260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Biscayne Boulevard, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 293-0619

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 19, 2026, Sharplink, Inc. (the “Company”) issued a press release announcing the Company’s percentage of institutional ownership, brand refresh and expansion of leadership, as well as ETH holdings as of February 15, 2026. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

ETH Update

The Company engages in staking activities with respect to its ETH (“ETH Holdings”). As of February 15, 2026, substantially all of the ETH Holdings were deployed in staking, including through liquid staking (“LsETH”). As of February 15, 2026, the Company’s aggregate ETH Holdings were 867,798 of which 587,232 of the total ETH Holdings are native ETH, 225,429 ETH as-if redeemed from LsETH and 55,137 ETH as-if redeemed from WeETH.

As of February 15, 2026, the Company has generated 13,615 ETH staking rewards, since launching its ETH treasury strategy on June 2, 2025. Total staking rewards are comprised of 4,560 native staking rewards, 8,906 as-if redeemed LsETH staking rewards and 149 as-if-redeemed WeETH staking rewards. All references herein to “as-if redeemed LsETH” represents ETH as-if redeemed from LsETH on February 15, 2026 based on the LsETH conversion factor at midnight UTC on that date. All references herein to “as-if redeemed WeETH” represents ETH as-if redeemed from WeETH on February 15, 2026 based on the WeETH conversion factor at midnight UTC on that date. We note that aspects of our staking activities may be subject to government regulation and guidance subject to change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 19, 2026	SHARPLINK, INC.

/s/ Joseph Chalom
Joseph Chalom
Chief Executive Officer